Exhibit 99.04

Contact: Tim Gallaher
Investor Relations
952-591-3840
ir@moneygram.com

MoneyGram International Declares Quarterly Dividend

MINNEAPOLIS, Minn., November 15, 2007 – The board of directors of MoneyGram International, Inc. (NYSE:MGI) today declared a quarterly dividend of $0.05 per common share payable on January 2, 2008 to stockholders of record at the close of business on December 14, 2007. Any future dividends are at the discretion, and subject to approval, of the company’s board of directors.

MoneyGram International, Inc. is a leading global payment services company and S&P MidCap 400 company. The company’s major products and services include global money transfers, money orders and payment processing solutions for financial institutions and retail customers. MoneyGram is a New York Stock Exchange listed company, with $1.16 billion in revenue in 2006 and approximately 138,000 global money transfer agent locations in 170 countries and territories. For more information, visit the company’s website at www.moneygram.com.

###

Cautionary Information Regarding Forward-Looking Statements

The statements contained in this press release regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) loss of a key customer or inability to maintain our network in our Global Funds Transfer segment; (b) additional material changes in the market value of securities we hold and/or permanent impairments of portfolio securities; (c) ability to manage credit risk related to our investment portfolio and our use of derivatives; (d) outcome of the strategic review of the Payment Systems segment and the ability to continue to effectively operate the segment during and after the review; (e) failure to maintain sufficient capital and unrestricted assets; (f) risk of further downgrade in our credit ratings which could affect our cost of funds and/or liquidity; (g) unexpected liquidity or capital needs and our ability to secure additional sources of capital; (h) ability to successfully develop and timely introduce new and enhanced products and services; (i) ability to protect and defend the intellectual property rights related to our existing and any new or enhanced products and services; (j) failure to continue to compete effectively; (k) our and our agents’ ability to comply with U.S and International regulatory requirements; (l) conducting money transfer transactions through agents in regions that are politically volatile and/or in a limited number of cases, subject to certain OFAC restrictions; (m) ability to manage security risks related to our electronic processing and transmission of confidential customer information; (n) ability to process and settle transactions accurately and the efficient and uninterrupted operation of our computer network systems and data centers; (o) ability to manage credit and fraud risks from our retail agents; (p) ability to manage reputational damage to our brand due to fraudulent or other unintended use of our services; (q) litigation or investigations of us or our agents that could result in material settlements, fines or penalties; (r) fluctuations in interest rates; (s) ability to manage risks related to opening of new retail locations and acquisition of businesses; (t) material slow down or complete disruption in international migration patterns; (u) ability for us or our agents to maintain adequate banking relationships; (v) ability to manage risks associated with our international sales and operations; (w) ability to maintain effective internal controls; (x) possible delay or prevention of an acquisition of our company which could inhibit a stockholder’s ability to receive a premium on their investment from a possible sale of our company due to provisions contained in our charter documents, our rights plan and Delaware law; and (y) other factors more fully discussed in MoneyGram’s filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results.  These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date.